Exhibit 99.1

             PRO FORMA CONDENSED CONSOLIDATED FIANANCIAL STATEMENTS
                                   AS AMENDED

                    For the year ended December 31, 2000 and
                       Three Months Ended March 31, 2001
                                  (Unaudited)

The Company entered into an Agreement and Plan of Reorganization in which the Company will merge with Enpetro Mineral Pool, Inc. ("Enpetro"). Prior to the merger, Enpetro acquired certain oil and gas properties and intends to develop these properties. Enpetro had no operations prior to the acquisition of these oil and gas properties. The agreement stipulates that the Company will acquire all of the outstanding voting shares of Enpetro for 228,000,000 post reverse split common shares of the Company. The shareholders of Enpetro will own a substantial controlling interest in the Company. The merger will be accounted for as a reverse acquisition.

                                 Balance Sheets
                                 March 31, 2001

                                 Accord Advanced         Enpetro            Pro-Forma        Pro-Forma
                                Technologies, Inc.     Mineral Pool        Adjustments       Combined
                                ------------------     ------------        -----------       --------
ASSETS:

Cash                               $     5,482         $     1,500                         $     6,982
Oil and Gas Properties                                  26,112,698                          26,112,698
                                   -----------        ------------                         -----------
    Total Assets                   $     5,482         $26,114,198                         $26,119,680
                                   ===========        ============                         ===========

LIABILITIES AND
STOCKHOLDERS EQUITY:

Accounts payable                   $    45,618         $        --                         $    45,618
Accrued liabilities                     44,768                                                  44,768
Accrued settlement                     345,000                                                 345,000
Convertible debentures                 500,000                                                 500,000
                                   -----------        ------------                         -----------
  Total liabilities                    935,386                  --                             935,386
                                   -----------        ------------                         -----------

Stockholders' Equity

Common stock                             3,970              24,785  (1)        (3,970)          24,785
Additional paid in capital           1,485,710          26,089,413  (1)    (2,415,614)      25,159,509
Accumulated deficit                 (2,419,584)                 --  (1)     2,419,584               --
                                   -----------        ------------                         -----------
    Total stockholders' equity        (929,904)         26,114,198                          25,184,294
                                   -----------        ------------                         -----------

    Total                          $     5,482         $26,114,198                         $26,119,680
                                   ===========        ============                         ===========

(1) Reflects the adjustment for the one for two reverse stock split and issuance of shares in the reverse merger transaction. The amounts reflect the recapitalization of Enpetro through the reverse merger.

                            Statements of Operations
                                   Year Ended
                                December 31, 2000


                                 Accord Advanced         Enpetro            Pro-Forma        Pro-Forma
                                Technologies, Inc.     Mineral Pool        Adjustments       Combined
                                ------------------     ------------        -----------       --------
Revenue                         $          --         $          --                       $          --

Cost of Sales                              --                    --                                  --

                                -------------         -------------                       -------------
Gross proft                                --                    --                                  --
                                -------------         -------------                       -------------

General & Administrative
  Expenses                            255,611                    --                             255,611
  Settlement                          565,000                    --                             565,000
  Interest                            528,490                    --                             528,490
                                -------------         -------------                       -------------
                                    1,349,101                    --                           1,349,101
                                -------------         -------------                       -------------

Loss from Continuing
                                -------------         -------------                       -------------
Operations                      $  (1,349,101)        $          --                       $  (1,349,101)
                                =============         =============                       =============

Loss Per Share From
Continuing Operations           $        0.03                   N/A                       $       (0.01)
                                =============         =============                       =============

Weighted Common
Shares Outstanding                 39,628,848            22,250,000 (1)                     247,814,424
                                =============         =============                       =============

(1) Reflects the adjustment for the one for two reverse stock split and issuance of shares in the reverse merger transaction. The amounts reflect the recapitalization of Enpetro through the reverse merger.

                            Statements of Operations
                               Three Months Ended
                                 March 31, 2001

                                 Accord Advanced         Enpetro            Pro-Forma        Pro-Forma
                                Technologies, Inc.     Mineral Pool        Adjustments       Combined
                                ------------------     ------------        -----------       --------
Revenue                         $          --         $          --                       $          --

Cost of Sales                              --                    --                                  --

                                -------------         -------------                       -------------
Gross proft                                --                    --                                  --
                                -------------         -------------                       -------------
General & Administrative
  Expenses                              1,077                    --                               1,077
  Interest                             15,000                    --                              15,000
                                -------------         -------------                       -------------
                                       16,077                    --                              16,077
                                -------------         -------------                       -------------
Loss from Continuing
Operations                      $     (16,077)        $          --                       $     (16,077)
                                =============         =============                       =============
Loss Per Share From
Continuing Operations           $           *                   N/A                       $           *
                                =============         =============                       =============
Weighted Common
Shares Outstanding                 39,700,305            22,250,000                         247,850,152
                                =============         =============                       =============

* - Less than $0.01 per share

                  FOOTNOTES TO PROFORMA FINANCIAL INFORMATION:

There are no significant proforma adjustments. Enpetro had no operations prior to the Company's acquisition of Enpetro. The value of Enpetro's acquisition of oil and gas properties was determined by the analysis and report of an independent petroleum engineer. The valuation is based on certain oil and gas leases, and underlying reserves, acquired by Enpetro. The merger transaction was valued on the basis of the valuation of those oil and gas properties. Enpetro had no other significant assets or liabilities.

Legal and professional fees associated with the merger are excluded from the proforma financial information.